Exhibit 99.1

THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE NOTE
OF
INFERX CORPORATION

No._________

$ ________.00	Made as of July 25, 2008

WHEREAS, to provide InferX Corporation, a Delaware corporation (the “Company”) with additional funds to conduct its business, _________________________ (the "Holder"), is willing to purchase from the Company, and the Company is willing to issue and sell to the Holder, on the terms and subject to the conditions set forth herein, a Convertible Note in the principal amount of $_________ (the “Convertible Note”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with its terms. As further inducement for the Holder to purchase the aforementioned Convertible Note, the Company is willing to issue to the Holder a Warrant, as described below. The Holder shall either make a check payable to the Company in the amount set forth above or shall wire such funds to the Company as follows: InferX Corporation; United Bank; ABA Routing No. 0010034897; Account No. 056004445.

NOW, THEREFORE, in consideration of the mutual covenants of the parties hereto, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

The Company hereby promises to pay to the Holder, or its registered assigns, on July 25, 2010 (the “Maturity Date”), the principal sum of $_________ (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with interest on the unpaid principal balance equal to ten percent (10%) per annum, payable on a quarterly basis, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Convertible Note unless the Principal Amount and all interest accrued thereon and all other amounts owed hereunder are converted, as provided in Section 6 hereof. All payments received by the Holder hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal shall be payable in lawful money of the United States of America. Interest shall be paid in shares of Common stock valued at the then effective Conversion Price.

The Company has issued and herewith delivers to the Holder, in consideration of its purchase of the Convertible Note, a Warrant to purchase shares of its Common Stock as set forth in Section 15 hereof.

The following is a statement of the rights of the Holder and the conditions to which this Convertible Note is subject, and to which the Holder hereof, by the acceptance of this Convertible Note, agrees:

1. DEFINITIONS. The following definitions shall apply for all purposes of this Convertible Note:

1.1 “5% Maximum Percentage” has the meaning set forth in Section 6.4.1.

1.2 “10% Maximum Percentage” has the meaning set forth in Section 6.4.2.

1.3 “Closing” means the date on which the purchase and sale of the Convertible Note occurs, or July 25, 2008.

1.4 “Company” means the “Company” as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Convertible Note.

1.5 “Common Stock” means the shares of the Company’s common stock, $0.0001 par value per share.

1.6 “Conversion Price” means $0.02 per share of the Common Stock. The Conversion Price is subject to adjustment as provided herein.

1.7 “Conversion Stock” means Common Stock.

1.8 “Convertible Note” means this Convertible Note.

1.9 “Dilutive Issuance” has the meaning set forth in Section 9.4.

1.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.11 “Excluded Issuances” has the meaning set forth in Section 9.4.

1.12 “Holder” means any person who shall at the time be the registered Holder of this Convertible Note.

1.13 “Registration” has the meaning set forth in Section 11.

1.14 “Securities” has the meaning set forth in Section 3.2

1.15 “Warrant” has the meaning set forth in Section 11.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder that the statements in the following paragraphs of this Section 2 are all true and complete as of immediately prior to the Closing:

2.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

2.2 Due Authorization. All corporate action on the part of the Company’s directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Convertible Note has been taken or will be taken prior to the Closing, and the Convertible Note when executed and delivered, will constitute, a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor’s rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

2.3 Corporate Power. The Company has the corporate power and authority to execute and deliver this Convertible Note to be purchased by the Holder hereunder, to issue the Convertible Note and to carry out and perform all its obligations under the Convertible Note.

2.4 Valid Issuance. The Convertible Note and the Conversion Shares, when issued, sold and delivered in accordance with the terms of this Convertible Note for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

2.5 Securities Law Compliance. Based in part on the representations made by the Holder in Section 2 hereof, the offer and sale of the Convertible Note solely to the Holder in accordance with the terms herein are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Holder is a resident based upon the address set forth herein.

2.6 SEC Reports. The Company has filed all forms, reports, schedules, registration statements, proxy statements, and other documents (including any document required to be filed as an exhibit thereto) required to be filed by the Company with the Securities and Exchange Commission (“SEC”) since October 27, 2006. All such required forms, reports, schedules, registration statements, proxy statements and other documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the “SEC Reports.” As of their respective dates, the SEC Reports (including any financial statements or schedules included or incorporated by reference therein) (i) were prepared in all material respects in accordance with the requirements of the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there has not been any Material Adverse Effect with respect to the Company that would require disclosure under the Act.

3. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF HOLDER. Holder hereby represents and warrants to, and agrees with, the Company, that:

3.1 Authorization. This Convertible Note constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Holder represents that the Holder has full power and authority to enter into this Convertible Note.

3.2 Purchase for Own Account. The Convertible Note and the shares of the Company’s Common Stock issuable upon conversion of this Convertible Note (collectively, the “Securities”) are being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

3.4 Investment Experience. The Holder understands that the purchase of the Securities is highly speculative and involves substantial risk. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect the Holder’s own interests and the ability to bear the economic risk of this investment.

3.5 Restricted Securities. The Securities issuable pursuant to this proposed Financing have not been registered under the Act and accordingly are “restricted securities” within the meaning of Rule 144 of the Act. As such, the Securities may not be resold or transferred unless the Company has received an opinion of counsel and in form reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of the Act.

4. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

4.1 there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

4.2 the Holder shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of the Holder or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

Notwithstanding the provisions of Sections 4.1 and 4.2 above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Convertible Note or Conversion Stock in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Convertible Note or Conversion Stock by a Holder that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a controlled affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or in testate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Holder hereunder.

5. LEGENDS. The Holder understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and the Holder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

6. CONVERSION.

6.1 Optional Conversion by Holder. Upon the request of the Holder, this Convertible Note may be converted, in whole, but not in part, into that number of shares of Common Stock equal to (a) the outstanding principal and accrued interest under this Convertible Note divided by (b) the Conversion Price.

6.2 Termination of Rights. All rights with respect to this Convertible Note shall terminate upon the issuance of shares of the Conversion Stock upon conversion of this Convertible Note, whether or not this Convertible Note has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Convertible Note to the Company for cancellation as soon as is possible following conversion of this Convertible Note. The Holder shall not be entitled to receive the stock certificate representing the shares of Conversion Stock to be issued upon conversion of this Convertible Note until the original of this Convertible Note is surrendered to the Company and the agreements referenced in this Section 6 have been executed and delivered to the Company.

6.3 Issuance of Conversion Stock. As soon as practicable after conversion of this Convertible Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Convertible Note. Such conversion shall be deemed to have been made, if made under Section 6.1 or 6.2 above, immediately prior to the close of business on the date that this Convertible Note shall have been surrendered for conversion, accompanied by written notice of election to convert. No fractional shares will be issued upon conversion of this Convertible Note. If upon any conversion of this Convertible Note (and all other Convertible Notes held by the same Holder, after aggregating all such conversions), a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

6.4 Restrictions on Conversion.

6.4.1 Notwithstanding anything to the contrary contained herein, the number of shares of Conversion Stock that may be acquired by the Holder upon any conversion under this Convertible Note shall be limited to the extent necessary to insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% (the “5% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). Each delivery of a Conversion Notice by the Holder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Conversion Stock requested in such Conversion Notice is permitted under this paragraph. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the 5% Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder. For the avoidance of doubt, this Section 6.4.1 (x) shall initially apply to all holders unless subsequently waived by a holder, including holders that beneficially own in excess of 4.99% of the outstanding shares of Common Stock; and (y) shall not be interpreted to require a shareholder to convert, transfer or dispose of any shares of capital stock of the Company, or otherwise reduce its beneficial ownership of shares of Common Stock, irrespective of whether the beneficial ownership of shares of Common Stock by such shareholder (together with its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act) exceeds 4.99%.

6.4.2 Notwithstanding anything to the contrary contained herein, the number of shares of Conversion Stock that may be acquired by the Holder upon conversion under this Convertible Note shall be limited to the extent necessary to insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% (the “10% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). Each delivery of a Conversion Notice by the Holder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Conversion Stock requested in such Conversion Notice is permitted under this paragraph. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the 10% Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder. For the avoidance of doubt, this Section 6.4.2 (x) shall initially apply to all holders unless subsequently waived by a holder, including holders that beneficially own in excess of 9.99% of the outstanding shares of Common Stock; and (y) shall not be interpreted to require a shareholder to convert, transfer or dispose of any shares of capital stock of the Company, or otherwise reduce its beneficial ownership of shares of Common Stock, irrespective of whether the beneficial ownership of shares of Common Stock by such shareholder (together with its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act) exceeds 9.99%.

7. DEFAULT; ACCELERATION OF OBLIGATION. The Company will be deemed to be in default under this Convertible Note and the outstanding unpaid principal balance of this Convertible Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of the Holder, upon the occurrence of any of the following events (each an “Event of Default”): (a) failure to make payment of principal and interest when due under this Convertible Note; (b) upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within ninety (90) days after the filing of such petition; or (c) upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company’s assets or property

8. REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, the Holder will have, in addition to its rights and remedies under this Convertible Note, full recourse against any real, tangible or intangible assets of the Company, and may pursue any legal or equitable remedies that are available to the Holder, and may declare the entire unpaid principal amount of this Convertible Note and all unpaid accrued interest under this Convertible Note to be immediately due and payable in full.

9. ADJUSTMENT PROVISIONS. The number and character of shares of Conversion Stock issuable upon conversion of this Convertible Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Convertible Note) and the Conversion Price therefor are subject to adjustment upon occurrence of the following events between the date this Convertible Note is issued and the date it is converted:

9.1 Adjustment for Stock Splits; Stock Dividends; Recapitalizations; etc. If the conversion is made under Section 6.1 or 6.2 above, the Conversion Price of this Convertible Note and the number of shares of Conversion Stock issuable upon conversion of this Convertible Note(or any shares of stock or other securities at the time issuable upon conversion of this Convertible Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

9.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 9.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon conversion of this Convertible Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Convertible Note immediately prior thereto (all subject to further adjustment as provided in this Convertible Note).

9.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Convertible Note), after the date this Convertible Note, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation and then distribute the proceeds to its shareholders, then, and in each such case, the Holder, upon the conversion of this Convertible Note (as provided in Section 6) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Convertible Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Convertible Note immediately prior thereto, all subject to further adjustment as provided in this Convertible Note, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation’s obligations under this Convertible Note; and in each such case, the terms of the Convertible Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Convertible Note after the consummation of such reorganization, consolidation, merger or conveyance.

9.4 Adjustment for Dilutive Issuances. If the Company, at any time after the date of this Convertible Note, shall issue any shares of Common Stock or securities of the Company convertible into shares of Common Stock at a price per share of Common Stock less than the Exercise Price in effect immediately prior to such issuance, in any case other than an Excluded Issuance (as hereinafter defined) (a “Dilutive Issuance”), then, and in each such case, the Exercise Price shall be reduced to the effective per share price of the Common Stock in connection with such additional issuance of securities.

The following shall be deemed “Excluded Issuances” for the purpose of this Section 9.4:

(a) The Company’s granting of stock options, and/or issuance of Common Stock upon exercise thereof, to directors, officers, employees or consultants of the Company pursuant to any benefit plan approved by the holders of a majority of the shares of Common Stock;

(b) The issuance or sale of shares of Common Stock (i) issuable upon the exercise of the Class A-1 Warrants and the Class B Warrants or (ii) issuable upon the conversion or exercise of any other securities of the Company issued and outstanding as of the date of this Convertible Note;

(c) The issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (and the shares of Common Stock issuable upon the conversion, exercise or exchange thereof) in connection with any future acquisition, merger or other business combination, purchase of assets or of all or a portion of a business or other strategic relationship entered, by the Company or any of its subsidiaries.

10. NOTICE OF ADJUSTMENTS. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Convertible Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

11. PIGGYBACK REGISTRATION RIGHTS. If the Company decides to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the Act (a “Registration”) on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on SEC Form S-8 (or successor form), a registration statement on SEC Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Company shall give written notice to the Holder of its intention to effect such a Registration. The Company shall use its commercial best efforts to include all of the Conversion Shares in such Registration.

12. SECURITY INTEREST. Simultaneously with the execution of this Convertible Note, the Company and the Holder will execute a Security Agreement in the form attached hereto as Exhibit A (the “Security Agreement”) and other security documentation in form and substance satisfactory to the Holder, including, without limitation mortgages with respect to any real property owned by the Company or its subsidiaries, that provides the Holder and the other investors participating in this financing with a first priority perfected security interest in all of the assets of the Company and its subsidiaries, including any and all software, intellectual property, patents, or patents-pending. The Company grants the Holder the right to file all necessary UCC statements consistent with the Security Agreement.

13. WARRANT. Simultaneously with the execution of this Convertible Note, the Company shall issue a warrant in the form attached hereto as Exhibit B (the “Warrant”) for the number of shares equal to the Principal Amount divided by $0.02. The Warrant will be exercisable for five (5) years from the date of Closing at an exercise price of $0.02 per share.

14. NO CHANGE NECESSARY. The form of this Convertible Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion

15. RESERVATION OF STOCK. At all times, the Company shall keep available Common Stock duly authorized for issuance against this Convertible Note. If at any time, the Company does not have available an amount of authorized and non-issued Common Stock necessary to satisfy full conversion of the Convertible Note, the Company shall call and hold a special meeting within forty-five (45) days of such occurrence, for the sole purpose of increasing the number of shares of Common Stock authorized. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

16. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Convertible Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Convertible Note, no provisions of this Convertible Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose

17. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Convertible Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Convertible Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Convertible Note

18. NO PREPAYMENT. The Company will have no right to prepay or redeem the Convertible Note prior to the Maturity Date without the prior written consent of the Holder.

19. WAIVERS. The Company and all endorsers of this Convertible Note hereby waive notice, presentment, protest and notice of dishonor

20. ATTORNEYS’ FEES; 144 OPINIONS. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Convertible Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Convertible Note, including attorneys’ fees. Within five (5) business days of the Holder’s request of a legal opinion that the resale or transfer of the Conversion Shares is exempt from the registration requirements of the Act in accordance with Rule 144 promulgated thereunder, the Company agrees to provide such opinion of counsel to the Holder, provided that the requirements of Rule 144 have been met. The Company agrees to bear all costs and expenses associated with any such legal opinions and transfer agents’ fees with respect to the valid resale or removal of restrictive legends of the shares of Conversion Shares.

21. TRANSFER. Neither this Convertible Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion. The rights and obligations of the Company and the Holder under this Convertible Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees

22. GOVERNING LAW; JURISDICTION; VENUE. This Convertible Note shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws

23. HEADINGS. The headings and captions used in this Convertible Note are used only for convenience and are not to be considered in construing or interpreting this Convertible Note. All references in this Convertible Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference

24. NOTICES. Unless otherwise provided, any notice required or permitted under this Convertible Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party below:

if to the Company:	InferX Corporation 1600 International Drive Suite 100 McLean, VA 22102 Attn: Paul B. Silverman, President and CEO

with a copy to:	Seyfarth Shaw LLP 815 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20006-4004 Attn: Ernest M. Stern, Esq.

If to the Holder:	Attn:

25. AMENDMENTS AND WAIVERS. Any term of this Convertible Note may be amended, and the observance of any term of this Convertible Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holder, each future holder of such securities, and the Company

26. SEVERABILITY. If one or more provisions of this Convertible Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Convertible Note and the balance of the Convertible Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms

27. RECITALS. The parties acknowledge the accuracy of the Recitals and incorporate the Recitals into and make them a part of this Agreement.

[SIGNATURE PAGE NEXT]

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be signed in its name as of the date first above written.

INFERX CORPORATION

	By:	/s/ B.K. Gogia
	Name:	B.K. Gogia
	Title:	Chairman of the Board

AGREED AND ACKNOWLEDGED:

THE HOLDER

By:
Name:
Its:

EXHIBIT A

FORM OF SECURITY AGREEMENT

EXHIBIT B

FORM OF WARRANT